SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_| Preliminary Proxy Statement             |_| Confidential, for use of the
|X| Definitive Proxy Statement                  Commission only (as permitted by
|_| Definitive Additional Materials             Rule 14a-6(e)(2)
|_| Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                                 CANDIE'S, INC.
________________________________________________________________________________
                (Name of Registrant as Specified In Its Charter)

________________________________________________________________________________
     (Name of Person(s) Filing Proxy Statement If Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X| No fee required
|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

1) Title of each class of securities to which transaction applies:

   _____________________________________________________________________________

2) Aggregate number of securities to which transaction applies:

   _____________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

   _____________________________________________________________________________

4) Proposed maximum aggregate value of transaction:

   _____________________________________________________________________________

5) Total fee paid.
|_| Fee paid previously with preliminary materials
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1) Amount previously paid: _________________________________________________

    2) Form, Schedule or Registration No. ______________________________________

    3) Filing party: ___________________________________________________________

    4) Date filed: _____________________________________________________________

___________
*Set forth the amount on which the filing fee is calculated and state how it was determined.

                                 CANDIE'S, INC.
                             2975 Westchester Avenue
                            Purchase, New York 10577


                                                                 August 1, 1997


Dear Fellow Stockholders:

     You are cordially invited to attend the Annual Meeting of Stockholders which will be held on Thursday, September 4, 1997, at 10:00 A.M., at the offices of the Company, 2975 Westchester Avenue, Purchase, New York 10577.

     The Notice of Annual Meeting and Proxy Statement, which follow, describe the business to be conducted at the meeting.

     Whether or not you plan to attend the meeting in person, it is important that your shares be represented and voted. After reading the enclosed Notice of Annual Meeting and Proxy Statement, I urge you to complete, sign, date and return your proxy card in the envelope provided. If the address on the accompanying material is incorrect, please advise our Transfer Agent, Continental Stock Transfer & Trust Company, in writing, at 2 Broadway, New York, New York 10004.

     Your vote is very important, and we will appreciate a prompt return of your signed proxy card. We hope to see you at the meeting.

                                        Cordially,

                                        Neil Cole
                                        Chairman of the Board,
                                        President and
                                        Chief Executive Officer

                                 CANDIE'S, INC.
                             2975 Westchester Avenue
                            Purchase, New York 10577

                              --------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON SEPTEMBER 4, 1997
                              --------------------

To the Stockholders of CANDIE'S, INC.:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Candie's, Inc. (the "Company") will be held on Thursday, September 4, 1997, at 10:00 A.M. at the Company's offices at 2975 Westchester Avenue, Purchase, New York 10577, for the following purposes:

     1. To elect four directors to hold office until the next Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified;

     2.   To approve the Company's 1997 Stock Option Plan; and

     3. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

     Only stockholders of record at the close of business on July 31, 1997 are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.

                                        By Order of the Board of Directors,

                                        Neil Cole
                                        Chairman of the Board, President
                                        and Chief Executive Officer

August 1, 1997

-------------------------------------------------------------------------------

IF YOU DO NOT EXPECT TO BE PRESENT AT THE MEETING:

PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED FOR THAT PURPOSE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO EXERCISE, AND IF YOU ARE PRESENT AT THE MEETING YOU MAY, IF YOU WISH, REVOKE YOUR PROXY AT THAT TIME AND EXERCISE THE RIGHT TO VOTE YOUR SHARES PERSONALLY.
-------------------------------------------------------------------------------

                                 PROXY STATEMENT

                                 CANDIE'S, INC.

                         ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON SEPTEMBER 4, 1997


     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of CANDIE'S, INC. (the "Company") for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on September 4, 1997, including any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Meeting.

     Management intends to mail this proxy statement and the accompanying form of proxy to stockholders on or about August 5, 1997.

     Proxies in the accompanying form, duly executed and returned to the management of the Company and not revoked, will be voted at the Annual Meeting. Any proxy given pursuant to such solicitation may be revoked by the stockholder at any time prior to the voting of the proxy by a subsequently dated proxy, by written notification to the Secretary of the Company, or by personally withdrawing the proxy at the meeting and voting in person.

     The address and telephone number of the principal executive offices of the Company are:

                          2975 Westchester Avenue
                          Purchase, New York 10577
                          Telephone No.: (914) 694-8600

                       OUTSTANDING STOCK AND VOTING RIGHTS

     Only stockholders of record at the close of business on July 31, 1997 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were issued and outstanding 11,679,561 shares of the Company's common stock, $.001 par value per share (the "Common Stock"), the Company's only class of voting securities. Each share of Common Stock entitles the holder to one vote on each matter submitted to a vote at the Annual Meeting.

                                VOTING PROCEDURES

     The directors will be elected by the affirmative vote of the holders of a plurality of the shares of Common Stock present in person or represented by proxy at the Annual Meeting, provided a quorum is present. All other matters at the meeting will be decided by the affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting, provided a quorum is present. A quorum is present if at least a majority of the shares of Common Stock outstanding as of the Record Date are present in person or represented by proxy at the Annual Meeting. Votes will be counted and certified by one or more Inspectors of Election who are expected to be employees of the Company. In accordance with Delaware law, abstentions and "broker non-votes" (i.e. proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares as to a matter with respect to which the brokers or nominees do not have discretionary power to vote) will be treated as present for purposes of determining the presence of a quorum. For purposes of determining approval of a matter presented at the meeting, abstentions will be deemed present and entitled to vote and will, therefore, have the same legal effect as a vote "against" a matter presented at the meeting. Broker non-votes will be deemed not entitled to vote on the subject matter as to which the non-vote is indicated and will, therefore, have no legal effect on the vote on that particular matter.

     Proxies will be voted in accordance with the instructions thereon. Unless otherwise stated, all shares represented by a proxy will be voted as instructed. Proxies may be revoked as noted above.


                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

     At the Annual Meeting, four (4) directors will be elected to hold office for a term expiring at the 1998 Annual Meeting of Stockholders. Each director will be elected to serve until a successor is elected and qualified or until the director's earlier resignation or removal.

     At the Annual Meeting, proxies granted by stockholders will be voted individually for the election, as directors of the Company, of the persons listed below, unless a proxy specifies that it is not to be voted in favor of a nominee for director. In the event any of the nominees listed below is unable to serve, it is intended that the proxy will be voted for such other nominees as are designated by the Board of Directors. Each of the persons named below has indicated to the Board of Directors of the Company that he will be available to serve.

      Name                 Age                Position
      ----                 ---                --------

Neil Cole                  40      Chairman of the Board, President and Chief
                                   Executive Officer

Lawrence O'Shaughnessy     48       Executive Vice President, Chief Operating
                                    Officer and Director

Barry Emanuel              56       Director

Mark Tucker                50       Director

     Neil Cole has been Chairman of the Board, President and Chief Executive Officer of the Company since February 23, 1993. From February through April 1992, Mr. Cole served as director and as acting President of the Company. Mr. Cole has also served as Chairman of the Board, President, Treasurer and a director of New Retail Concepts, Inc. ("NRC"), a public company, since its inception in April 1985.

     Lawrence O'Shaughnessy has been a director and Chief Operating Officer of the Company since March 1993 and Executive Vice President of the Company since April 1995. He also served as a director of the Company from April to June 1992. Mr. O'Shaughnessy has served as President of O'Shaughnessy & Company, a management consulting firm, since March 1991.

     Barry Emanuel has been a director of the Company since May 1993. For more than the past five years, Mr. Emanuel has served as President of Copen Associates, Inc., a textile manufacturer located in New York, New York. Mr. Emanuel received a B.A. degree from the University of Rhode Island.

     Mark Tucker has been a director of the Company since May 1996. From August 1993 to the present, Mr. Tucker has been a principal of Mark Tucker, Inc., a family owned business engaged in the design and import of shoes. From December 1992 to August 1993, he was an independent consultant to the shoe industry. From July 1992 to December 1992, Mr. Tucker was employed as Director of Far East Shoe Wholesale Operations for United States Shoe Far East Limited, a subsidiary of U.S. Shoe Corp. For more than five years prior to July 1992, Mr. Tucker was a principal of Mocambo Ltd., a family owned shoe design and import company.

     Directors are elected annually by the stockholders. The Company has agreed that until March 3, 1998, if so requested by Whale Securities Co., L.P., the underwriter of the Company's February 1993 public offering (the "Underwriter"), it will nominate and use its best efforts to cause the election as a director of a designee of the Underwriter or, at the Underwriter's option, the appointment of such designee as a non-voting advisor to the Board of Directors. The Company's officers, directors and holders of 5% or more of the outstanding shares of the Company's Common Stock (as of February 1993) have agreed to vote their shares of Common Stock in favor of such designee. The Underwriter has not yet exercised its right to designate such person.

     The Company has also agreed, if so requested by Redwood Shoe Corp. ("Redwood"), a principal supplier of the Company, to use reasonable efforts to cause the election and continuation in office as a director of the Company of Mr. Mark Tucker for a three year period ending April 3, 1999. If Mr. Tucker is not available to serve, Redwood has the right to designate one of its other partners as a nominee for election as a director. Each of Messrs. Cole and O'Shaughnessy and NRC have agreed to vote their shares of Common Stock to elect and continue Redwood's nominee in office for such three year period.

     During the fiscal year ended January 31, 1997 ("Fiscal 1997"), the Board of Directors held two meetings, which meetings were attended by all of the directors, either in person or by telephone conference call. In addition, the Board took action by unanimous written consent in lieu of meetings. The Company does not have standing nominating or compensation committees of the Board of Directors or committees performing similar functions. During the current fiscal year the Company has appointed an audit committee of the Board of Directors consisting of Messrs. Cole, Emanuel and Tucker.

Compensation of Directors

     Each director received cash compensation of $2,500 for serving on the Board during Fiscal 1997. Under the Company's 1989 Stock Option Plan (the "1989 Plan"), non-employee directors (other than non-employee directors who are members of any Stock Option Committee that may be appointed by the Board of Directors to administer the 1989 Plan) are eligible to be granted non-qualified stock options and limited stock appreciation rights. No stock appreciation rights have been granted under the 1989 Plan. Under the Company's 1997 Stock Option Plan (the "1997 Plan"), subject to approval of the 1997 Plan by the stockholders at the Annual Meeting, non-employee directors are eligible to be granted non-qualified stock options and employee directors are eligible to be granted incentive stock options or non-qualified stock options.

     The Board of Directors or the Stock Option Committee of the 1989 Plan or the 1997 Plan, if one is appointed, has discretion to determine the number of shares subject to each nonqualified option (subject to the number of shares available for grant under the 1989 Plan or the 1997 Plan, as applicable), the exercise price thereof (provided such price is not less than the par value of the underlying shares of Common Stock), the term thereof (but not in excess of 10 years from the date of grant, subject to earlier termination in certain circumstances), and the manner in which the option becomes exercisable (amounts, intervals and other conditions). No non-qualified options were granted to non-employee directors under the 1989 Plan during Fiscal 1997.

                               EXECUTIVE OFFICERS

     In addition to Messrs. Cole and O'Shaughnessy, Gary Klein serves as an executive officer of the Company. Officers are elected annually by the Board of Directors and serve at the discretion of the Board.

     Gary Klein, age 42, has served as Vice President-Finance of the Company since October 1994 and has also served in that position from February to December 1993. He also served as Chief Financial Officer of the Company from December 1993 to October 1994. Mr. Klein has also served as Vice President-Finance of NRC since May 1990. He is a graduate of George Washington University, with a BBA degree in accounting, and is licensed as a certified public accountant in the State of New York.


Compliance with Section 16(a) of Securities Exchange Act of 1934

     Section 16(a) of Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who beneficially own more than 10 percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "Commission"). Officers, directors and greater than 10 percent owners are required by certain Commission regulations to furnish the Company with copies of
Section 16(a) reports they file.

     Based solely on the Company's review of the copies of such forms received by it, the Company believes that during Fiscal 1997, filing requirements applicable to its officers, directors and 10% stockholders of Common Stock were complied with, except that Messrs. Cole and O'Shaughnessy failed to timely file Form 4 reports with respect to 2,206 shares of Common Stock acquired by each of them under the Company's 401(k) plan in April 1996; Mr. Klein failed to timely file Form 4 reports with respect to (a) 1,958 shares of Common Stock acquired by him under the Company's 401(K) plan in April 1996 and (b) the grant to him in November 1996 of options to purchase up to 50,000 shares of Common Stock.

                                   PROPOSAL 2

                       APPROVAL OF 1997 STOCK OPTION PLAN

     At the Annual Meeting, the Company's stockholders will be asked to approve the adoption of the Company's 1997 Stock Option Plan (the "1997 Plan").

     In May 1997, the Board of Directors adopted, subject to stockholder approval, the 1997 Plan. The Board believes that, to enable the Company to continue to attract and retain personnel of the highest caliber, provide incentive for officers, directors, key employees and other key persons and to promote the well-being of the Company, it is in the best interest of the Company and its stockholders to provide to officers, directors, key employees, consultants and other independent contractors who perform services for the Company, through the granting of stock options, the opportunity to participate in the value and/or appreciation in value of the Company's Common Stock. The Board has found that the grant of options under the 1989 Plan has proven to be a valuable tool in attracting and retaining key employees. Accordingly, the Board believes that the 1997 Plan (a) will provide the Company with significant means to attract and retain talented personnel, (b) will result in saving cash, which otherwise would be required to maintain current key employees and adequately attract and reward key personnel, and (c) consequently, will prove beneficial to the Company's ability to be competitive.

     To date, no options have been granted under the 1997 Plan. If the 1997 Plan is approved by the stockholders, options may be granted under the 1997 Plan, the timing, amounts and specific terms of which cannot be determined at this time.

     The following summary of the 1997 Plan does not purport to be complete, and is subject to and qualified in its entirety by reference to the full text of the 1997 Plan, set forth as Exhibit "A" hereto.

Summary of the 1997 Plan

     The 1997 Plan authorizes the granting of options to purchase up to 3,500,000 shares of Common Stock, subject to adjustment as described below. All employees, directors, independent agents, consultants and attorneys of the Company, including those of the Company's subsidiaries, are eligible to be granted Non-Qualified Stock Options (as defined below) under the 1997 Plan. Incentive Stock Options (as defined below) may be granted only to employees of the Company or any subsidiary of the Company.

     The 1997 Plan can be administered by the Board of Directors (the "Board") or a Stock Option Committee (the "Committee") consisting of two or more non-employee members of the Board of Directors appointed by the Board. The Board or the Committee will determine, among other things, the persons to whom options will be granted, the type of options to be granted, the number of shares subject to each option and the share price. The Board or the Committee will also determine the term of each option, the restrictions or limitations thereon, and the manner in which each such option may be exercised. Unless sooner terminated, the 1997 Plan will expire at the close of business on May 12, 2007.


Stock Options. The 1997 Plan provides for the grant of "incentive stock options" ("Incentive Stock Options"), as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and for options not qualifying as Incentive Stock Options ("Non- Qualified Stock Options"). The Board or the Committee, as the case may be, shall determine those persons to whom stock options may be granted.

     Incentive Stock Options granted pursuant to the 1997 Plan are nontransferable by the optionee during his lifetime. Options granted pursuant to the 1997 Plan will expire if not exercised within 10 years of the grant (five years in the case of Incentive Stock Options granted to an eligible employee owning stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or a parent or subsidiary of the Company immediately before the grant ("10%

Stockholder")), and under certain circumstances set forth in the 1997 Plan, may be exercised within three (3) months following termination of employment (one year in the event of death of the optionee). Options may be granted to optionees in such amounts and at such prices as may be determined, from time to time, by the Board or the Committee. The exercise price of an Incentive Stock Option will not be less than the fair market value of the shares underlying the option on the date the option is granted, provided, however, that the exercise price of an Incentive Stock Option granted to a 10% Stockholder may not be less than 110% of such fair market value. The exercise price of Non-Qualified Stock Options is within the discretion of the Board or the Committee and may be any price not less than the par value of the shares underlying the option.

     Under the 1997 Plan, the maximum aggregate number of shares as to which options may be granted to any optionee who is an employee of the Company is 2,500,000. Moreover, the Company may not, in the aggregate, grant Incentive Stock Options that are first exercisable by any optionee during any calendar year (under all such plans of the optionee's employer corporation and its "parent" and "subsidiary" corporations, as those terms are defined in Section 424 of the Code) to the extent that the aggregate fair market value of the underlying stock (determined at the time the option is granted) exceeds $100,000.

     The 1997 Plan contains anti-dilution provisions authorizing appropriate adjustments in certain circumstances. Shares of Common Stock subject to options which expire without being exercised or which are cancelled as a result of the cessation of employment are available for further grants. No shares of Common Stock of the Company may be issued to any optionee until the full option price has been paid. The Board of Directors or the Committee may grant individual options under the 1997 Plan with more stringent provisions than those specified in the 1997 Plan.

     Options become exercisable in such amounts, at such intervals and upon such terms and conditions as the Board of Directors or the Committee provide. Stock options granted under the 1997 Plan are exercisable until the earlier of (i) a date set by the Board of Directors or Committee at the time of grant or (ii) the close of business on the day before the tenth anniversary of the stock option's date of grant (the day before the fifth anniversary in the case of an Incentive Stock Option granted to a 10% Stockholder). The 1997 Plan will remain in effect until all stock options are exercised or terminated. Notwithstanding the foregoing, no options may be granted after May 12, 2007.

Certain Federal Income Tax Consequences of the 1997 Plan

     The following is a brief summary of the Federal income tax aspects of grants made under the 1997 Plan based upon statutes, regulations and interpretations in effect on the date hereof. This summary is not intended to be exhaustive, and does not describe state or local tax consequences.

     1. Incentive Stock Options. The optionee will recognize no taxable income upon the grant or exercise of an Incentive Stock Option. Upon a disposition of the shares after the later of two years from the date of grant and one year after the transfer of the shares to the optionee, (i) the optionee will recognize the difference, if any, between the amount realized and the exercise price as long-term capital gain or long-term capital loss (as the case may be) if the shares are capital assets in his or her hands; and (ii) the Company will not qualify for any deduction in connection with the grant or exercise of the options. The excess, if any, of the fair market value of the shares on the date of exercise of an Incentive Stock Option over the exercise price will be treated as an item of adjustment for his or her taxable year in which the exercise occurs and may result in an alternative minimum tax liability for the optionee. In the case of a disposition of shares in the same taxable year as the exercise where the amount realized on the disposition is less than the fair market value of the shares on the date of exercise, there will be no adjustment since the amount treated as an item of adjustment, for alternative minimum tax purposes, is limited to the excess of the amount realized on such disposition over the exercise price which is the same amount included in regular taxable income.

     If Common Stock acquired upon the exercise of an Incentive Stock Option is disposed of prior to the expiration of the holding periods described above, (i) the optionee will recognize ordinary compensation income in the taxable year of disposition in an amount equal to the excess, if any, of the lesser of the fair market value of the shares on the date of exercise or the amount realized on the disposition of the shares, over the exercise price paid for such shares; and
(ii) the Company will qualify for a deduction equal to any such amount recognized, subject to the requirements that the compensation be reasonable and not limited under Section 162(m) of the Code. The optionee will recognize the excess, if any, of the amount realized over the fair market value of the shares on the date of exercise, if the shares are capital assets in his or her hands, as short-term or long-term capital gain, depending on the length of time that the optionee held the shares, and the Company will not qualify for a deduction with respect to such excess.

     Subject to certain exceptions for disability or death, if an Incentive Stock Option is exercised more than three months following the termination of the optionee's employment, the option will generally be taxed as a Non-Qualified Stock Option. See "Non-Qualified Stock Options."

     2. Non-Qualified Stock Options. With respect to Non-Qualified Stock Options, (i) upon grant of the option, the optionee will recognize no income;
(ii) upon exercise of the option (if the shares are not subject to a substantial risk of forfeiture), the optionee will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price, and the Company will qualify for a deduction in the same amount, subject to the requirements that the compensation be reasonable and not limited under Section 162(m) of the Code; (iii) the Company will be required to comply with applicable Federal income tax withholding requirements with respect to the amount of ordinary compensation income recognized by the optionee; and (iv) on a sale of the shares, the optionee will recognize gain or loss equal to the difference, if any, between the amount realized and the sum of the exercise price and the ordinary compensation income recognized. Such gain or loss will be treated as short-term or long-term capital gain or loss if the shares are capital assets in the optionee's hands depending upon the length of time that the optionee held the shares.

Recommendation

                    THE BOARD RECOMMENDS A VOTE "FOR" PROPOSAL 2.
                                                 ---

                             EXECUTIVE COMPENSATION

     The following table discloses for Fiscal 1997 and the fiscal years ended January 31, 1996 ("Fiscal 1996") and 1995, compensation for the person that served as Chief Executive Officer during Fiscal 1997 and for those other persons that served as executive officers of the Company during Fiscal 1997 whose salaries exceeded $100,000 (collectively, the "Named Executives").

                           Summary Compensation Table




                                                                                                            Long-Term
                                                                           Annual                         Compensation
                                                                        Compensation                         Awards
                                                                ------------------------------              ------

                                                                                                           Securities
  Name and Principal                                                                                       Underlying
        Position                                 Year           Salary($)             Bonus($)             Options(#)
  ------------------                             ----           ---------             --------             ----------

Neil Cole                                         1997            346,000              6,800(1)             10,000
President and Chief                               1996            300,000             66,500(1)            410,000
Executive Officer                                 1995            225,000             46,100(1)            410,000

Lawrence O'Shaughnessy                            1997            246,000              2,000(2)             10,000
Executive Vice President and                      1996            221,500             19,966(2)            210,000
Chief Operating Officer                           1995            186,000                -0-                10,000

Gary Klein                                        1997            102,000                -0-                60,000
Vice President-Finance and                        1996            100,000                -0-                18,000
Chief Financial Officer                           1995            106,667                -0-                15,000




(1)  Represents bonus accrued under Mr. Cole's employment agreement.

(2)  Represents bonus accrued under Mr. O'Shaughnessy's employment agreement.

     The following table provides information with respect to individual stock options granted during Fiscal 1997 to each of the Named Executives:


                        Option Grants in Last Fiscal Year






                                                 Individual Grants
                              --------------------------------------------------------
                                                       % of Total
                                 Shares                  Options
                               Underlying              Granted to             Exercise
                                 Options              Employees in              Price           Expiration
   Name                       Granted(#)(1)            Fiscal Year             ($/sh)              Date
   ----                       -------------            -----------             ------             -------

Neil Cole                        10,000                    1.2                  2.25            12/11/2001


Lawrence                         10,000                    1.2                  2.25            12/11/2001
O'Shaughnessy


Gary Klein                       50,000                    5.9                  1.89            11/11/2001
                                 10,000                    1.2                  2.25
                                                                                                12/11/2001




--------------------------------------
(1) Non-qualified non-plan stock options; each option became exercisable on its date of grant and expires five years from that date. The exercisability of certain options granted to Messrs. Cole and O'Shaughnessy is restricted upon the occurrence of certain events related to termination of employment or death of the optionee. In addition, certain options granted to Mr. Cole are subject to termination prior to their expiration upon termination of employment for cause.

     The following table sets forth information at January 31, 1997 respecting exercised and unexercised stock options held by the Named Executives. None of the Named Executives exercised any stock options during the Fiscal 1997.

                    Aggregated Fiscal Year-End Option Values



                                       Number of Securities                                Value of Unexercised
                                      Underlying Unexercised                               In-the-Money Options
                                    Options at January 31, 1997                            at January 31, 1997*
                                 ---------------------------------                    --------------------------------

   Name                          Exercisable         Unexercisable                    Exercisable        Unexercisable
   ----                          -----------         -------------                    -----------        -------------

Neil Cole                         1,430,000             -0-                           $3,790,825             $   -0-

Lawrence
O'Shaughnessy                       305,000             -0-                            1,071,575                 -0-

Gary Klein                          109,000            4,000                             353,505               10,240




* An option is "in-the-money" if the year-end market value of the Common Stock exceeds the exercise price of such option. At January 31, 1997, the closing sale price per share of the Common Stock as reported by NASDAQ was $5.1875.

Employment Contracts and Termination and Change-in-Control Arrangements

     The Company has entered into an amended employment agreement with Neil Cole for a term expiring on February 28, 2000 at an annual base salary of $400,000 for the 12 months ending February 28, 1998, $450,000 for the 12 months ending February 28, 1999 and $500,000 for the 12 months ending February 28, 2000, subject to annual increases at the discretion of the Company's Board of Directors. Pursuant to the amended employment agreement, Mr. Cole serves as President and Chief Executive Officer of the Company, devoting a majority of his business time to the Company and the remainder of his business time to other business activities, including those of NRC. Under the amended agreement, Mr. Cole (i) is entitled to receive a portion of an annual bonus pool equal to 5% of the Company's annual pre-tax profits, if any, divided among the Company's executive officers, as determined by the Board of Directors; and (ii) is entitled to customary benefits, including participation in management incentive and benefit plans, reimbursement for automobile, reasonable travel and entertainment expenses and a life insurance policy in the amount of $1,000,000. Mr. Cole is also entitled to receive any additional bonuses as the Board of Directors may determine. If Mr. Cole terminates his employment with the Company for "good reason" (as defined in the amended agreement) or the Company terminates Mr. Cole's employment without "cause" (as defined in the amended agreement), including by reason of a "change-in-control" of the Company (as defined in the employment agreement), the Company is obligated to pay Mr. Cole his full salary (at the annual base salary rate then in effect) through the date of termination plus full base salary for one year or the balance of the term of the agreement, whichever is greater.

     The Company has entered into an amended employment agreement with Mr. O'Shaughnessy for a term expiring on March 31, 2000 at an annual base salary of $300,000 for the 12 months ending March 31, 1998 and $350,000 thereafter, subject to annual increases at the discretion of the Company's Board of Directors. Pursuant to the amended agreement, Mr. O'Shaughnessy serves as Executive Vice-President of the Company, devoting a majority of his business time to the Company and the remainder of his business time to other business activities. Under the amended agreement, Mr. O'Shaughnessy (i) will be entitled to receive an annual bonus equal to 1.5% of the Company's annual pre-tax profits, if any; and (ii) is entitled to customary benefits, including participation in management incentive and benefit plans, reimbursement for automobile, reasonable travel and entertainment expenses and a life insurance policy in an amount equal to his annual base salary.

     The Company has entered into an employment agreement with Gary Klein which provides for his employment as the Vice-President of Finance of the Company at an annual salary of $100,000 for a two year period expiring November 15, 1998, subject to automatic renewal for successive two year periods, unless earlier terminated by reason of Mr. Klein's death or by the Company for "cause" (as defined in the employment agreement). In addition, the Company provides Mr. Klein with term life insurance in the amount of $110,000.

                          VOTING SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information as of the Record Date, based on information obtained from the persons named below, with respect to the beneficial ownership of shares of Common Stock by (i) each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock; (ii) each of the Named Executives; (iii) each of the Company's directors; and (iv) all executive officers and directors as a group:


                                      Amount and Nature            Percentage
Name and Address of                     of Beneficial             of Beneficial
Beneficial Owner (1)                    Ownership (2)                Ownership
--------------------                 ------------------           -------------

Neil Cole                             3,521,976(3)(4)(5)               25.3

New Retail Concepts, Inc.             2,027,696(3)(5)                  16.2

Terren Peizer                                     650,000                5.6
c/o Beechwood Financial
   Company, Inc.
4049 S. Via Marina
M-207
Marina Del Ray, California 90202

Redwood Shoe Corp.                              1,125,000                9.6
8F, 137 Hua Mei West Street
SEC.1, Taichung, Taiwan, R.O.C

Mark Tucker                                     1,125,000(6)             9.6

Lawrence O'Shaughnessy                            368,030(7)             3.1

Gary Klein                                        116,478(8)              *

Barry Emanuel                                      25,000(9)              *

All executive officers and                      5,156,484(3)(4)         35.9
  directors as a group (five                    (5)(6)(7)(8)(9)
  persons)

------------------------
*Less than 1%.

(1) Unless otherwise indicated, each beneficial owner has an address at 2975 Westchester Avenue, Purchase, New York 10577.

(2) A person is deemed to have beneficial ownership of securities that can be acquired by such person within 60 days of the Record Daate upon exercise of warrants or options. Consequently, each beneficial owner's percentage ownership is determined by assuming that warrants or options held by such person (but not those held by any other person) and which are exercisable within 60 days from the Record Date have been exercised. Unless otherwise noted, the Company believes that all persons referred to in the table have sole voting and investment power with respect to all shares of Common Stock reflected as beneficially owned by them.

(3) Includes 2,027,696 shares of Common Stock beneficially owned by NRC; Neil Cole, the President and Chief Executive Officer of NRC, owns, beneficially and of record, approximately 30% of NRC's outstanding common stock. In addition, as President of NRC, Mr. Cole has or will have the right to vote the 2,027,696 shares of the Company's Common Stock beneficially owned by NRC. Mr. Cole disclaims beneficial ownership of these shares.

(4) Includes 1,460,000 shares of Common Stock issuable upon exercise of immediately exercisable warrants and options owned by Neil Cole. Also includes 10,000 shares held by a charitable foundation, of which Mr. Cole and his wife are co-trustees. Mr. Cole disclaims beneficial ownership of the shares held by such charitable foundation.

(5) Includes 800,000 shares of Common Stock issuable upon exercise of immediately exercisable options and warrants.

(6) All of such shares are held of record by Redwood. Mr. Tucker is an affiliate of Redwood.

(7) Includes 305,000 shares of Common Stock issuable upon exercise of immediately exercisable options.

(8) Includes 109,000 shares of Common Stock issuable upon exercise of immediately exercisable options.

(9) Represents 25,000 shares of Common Stock issuable upon exercise of immediately exercisable options.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In March 1993, the Company entered into a Services Allocation Agreement with NRC pursuant to which the Company provides NRC with certain services for which NRC pays the Company an amount equal to the allocable portion of the Company's expenses, including employees' salaries, associated with such services. Pursuant to such agreement, NRC paid the Company $50,000 in each of Fiscal 1996, Fiscal 1997 and the current fiscal year (ending January 31, 1998),

     On February 1, 1995 (the "Closing Date"), the Company and NRC entered into a securities purchase agreement (the "Purchase Agreement") pursuant to which NRC loaned to the Company an aggregate of $600,000, which loans were repaid to NRC, together with interest in the amount of approximately $33,500 in Fiscal 1996. In consideration for such loans, the Company issued warrants to purchase up to 700,000 shares of Common Stock ("Warrant Shares") to NRC, which warrants are currently exercisable at $1.2375 per share of Common Stock (110% of the closing bid price of the Common Stock on the NASDAQ National Market System on January 31, 1995). The shares of Common Stock underlying such Warrants were entitled to the benefit of "piggy-back" registration rights granted by the Company to NRC. In consideration for NRC's forbearance from exercising its "piggy-back" registration rights in respect of a registration statement of the Company that became effective in September 1996, the Company has agreed that, under certain circumstances, when requested to do so by NRC, the Company will prepare, file and cause to become effective under Section 5 of the Securities Act of 1933 (the "Act"), a registration statement covering the Warrant Shares.

     In April 1996, the Company entered into an agreement with Redwood (the "Redwood Agreement") under which, in consideration for the satisfaction in full of certain accounts payable to Redwood aggregating $1,680,000, the Company (i) issued to Redwood 1,050,000 shares of Common Stock (the "Redwood Shares") and an option to purchase the 75,000 shares of Common Stock (the "Option Shares") at an exercise price of $1.75 per share; (ii) paid $50,000 to Redwood; and (iii) agreed, for the three year period ending April 3, 1999, to cause Mark Tucker (or if he is not available, another partner of Redwood designated by it) to be elected as director of the Company; and (iv) agreed to register the Redwood Shares and the Option Shares for sale under the Act. Pursuant to the Redwood Agreement, in May 1996, Mr. Tucker was elected as a director of the Company and in October 1996, a registration statement covering the Redwood Shares and the Option Shares was declared effective under the Act.

                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     Ernst & Young LLP has audited and reported upon the financial statements of the Company for Fiscal 1997. The Company has not yet selected the auditor to examine and report upon the financial statements of the Company for the fiscal year ending January 31, 1998. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting with the opportunity to make a statement if he or she desires to do so and is expected to be available to respond to appropriate questions.

                  STOCKHOLDER PROPOSALS FOR 1998 ANNUAL MEETING

     It is currently anticipated that the 1998 Annual Meeting of Stockholders will be held during the fiscal quarter ending July 31, 1998. Therefore, stockholders who wish to present proposals appropriate for consideration at the Company's 1998 Annual Meeting of Stockholders must submit the proposal in proper form to the Company at its address set forth on the first page of this Proxy Statement not later than April 30, 1998 in order for the proposition to be considered for inclusion in the Company's proxy statement and form of proxy relating to such annual meeting. Any such proposals, as well as any questions related thereto, should be directed to the Secretary of the Company.

                                OTHER INFORMATION

     Proxies for the Annual Meeting will be solicited by mail and through brokerage institutions and all expenses involved, including printing and postage, will be paid by the Company.

     A COPY OF THE COMPANY'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED JANUARY 31, 1997 ON FORM 10-KSB AND AMENDMENT NO. 1 THERETO IS BEING FURNISHED HEREWITH TO EACH STOCKHOLDER OF RECORD AS OF THE CLOSE OF BUSINESS ON JULY 31, 1997. ADDITIONAL COPIES OF SUCH ANNUAL REPORT WILL BE PROVIDED FOR A NOMINAL CHARGE UPON WRITTEN REQUEST TO:

                                 CANDIE'S, INC.
                             2975 WESTCHESTER AVENUE
                            PURCHASE, NEW YORK 10577
                            ATTENTION: MR. NEIL COLE

     The Board of Directors is aware of no other matters, except for those incident to the conduct of the Annual Meeting, that are to be presented to stockholders for formal action at the Annual Meeting. If, however, any other matters properly come before the Annual Meeting or any adjournments thereof, it is the intention of the persons named in the proxy to vote the proxy in accordance with their judgment.

                                            By order of the Board of
                                             Directors,


                                            Neil Cole,
                                            Chairman of the Board,
                                             President and Chief Executive
                                             Officer

August 1, 1997

                                                                       Exhibit A

                             1997 STOCK OPTION PLAN
                                       OF
                                 CANDIE'S, INC.


     1.   Purpose

     Candie's Inc. (the "Company") desires to attract and retain the best available talent and encourage the highest level of performance in order to continue to serve the best interests of the Company, and its shareholder(s). By affording key personnel, as well as other individuals and entities who provide services to the Company and its Subsidiaries, the opportunity to acquire proprietary interests in the Company and by providing them incentives to put forth maximum efforts for the success of the business, the 1997 Stock Option Plan of Candie's, Inc. (the "1997 Plan") is expected to contribute to the attainment of those objectives.

     The word "Subsidiary" or "Subsidiaries" as used herein, shall mean any corporation, fifty percent or more of the voting stock of which is owned by the Company.

     2.   Scope and Duration

     Options under the 1997 Plan may be granted in the form of incentive stock options ("Incentive Options") as provided in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or in the form of nonqualified stock options ("Non- Qualified Options"). (Unless otherwise indicated, references in the 1997 Plan to "options" include Incentive Options and Non-Qualified Options.) The maximum aggregate number of shares as to which options may be granted from time to time under the 1997 Plan is 3,500,000 shares of the Common Stock of the Company ("Common Stock"), which shares may be, in whole or in part, authorized but unissued shares or shares reacquired by the Company. The maximum number of shares with respect to which options may be granted to any employee during the term of the 1997 Plan is 2,500,000. If an option shall expire, terminate or be surrendered for cancellation for any reason without having been exercised in full, the shares represented by the option or portion thereof not so exercised shall (unless the 1997 Plan shall have been terminated) become available for subsequent option grants under the 1997 Plan. As provided in paragraph 13, the 1997 Plan shall become effective on May 13, 1997, and unless terminated sooner pursuant to paragraph 14, the 1997 Plan shall terminate on May 12, 2007, and no option shall be granted hereunder after that date.

     3.   Administration

     The 1997 Plan shall be administered by the Board of Directors of the Company, or, at their discretion, by a committee which is appointed by the Board of Directors to perform such function (the "Committee"). The Committee, if appointed, shall consist of not less than two members of the Board of Directors, each of whom shall serve at the pleasure of the Board of Directors and shall be a "Non-Employee Director" as defined in Rule l6b-3 pursuant to the Securities Exchange Act of 1934 (the "Act"). Vacancies occurring in the membership of the Committee shall be filled by appointment by the Board of Directors.

     The Board of Directors or the Committee, as the case may be, shall have plenary authority in its discretion, subject to and not inconsistent with the express provisions of the 1997 Plan, to grant options, to determine the purchase price of the Common Stock covered by each option, the term of each option, the persons to whom, and the time or times at which, options shall be granted and the number of shares to be covered by each option; to designate options as Incentive Options or Non-Qualified Options; to interpret the 1997 Plan; to prescribe, amend and rescind rules and regulations relating to the 1997 Plan; to determine the terms and provisions of the option agreements (which need not be identical) entered into in connection with options under the 1997 Plan; and to make all other determinations deemed necessary or advisable for the administration of the 1997 Plan. The Board of Directors or the Committee, as the case may be, may delegate to one or more of its members or to one or more agents such administrative duties as it may deem advisable, and the Board of Directors or the Committee, as the case may be, or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Board of Directors or the Committee, as the case may be, or such person may have under the 1997 Plan.

     4.   Eligibility; Factors to be Considered in Granting Options

     Incentive Options shall be limited to persons who are employees of the Company or its present and future Subsidiaries and at the date of grant of any option are in the employ of the Company or its present and future Subsidiaries. In determining the employees to whom Incentive Options shall be granted and the number of shares to be covered by each Incentive Option, the Board of Directors or the Committee, as the case may be, shall take into account the nature of employees' duties, their present and potential contributions to the success of the Company and such other factors as it shall deem relevant in connection with accomplishing the purposes of the 1997 Plan. An employee who has been granted an option or options under the 1997 Plan may be granted an additional option or options, subject, in the case of Incentive Options, to such limitations as may be imposed by the Code on such options. Except as provided below, a Non-Qualified Option may be granted to any person, including, but not limited to, employees, independent agents, consultants and attorneys, who the Board of Directors or the Committee, as the case may be, believes has contributed, or will contribute, to the success of the Company.

     5.   Option Price

     The purchase price of the Common Stock covered by each option shall be determined by the Board of Directors or the Committee, as the case may be, and, in the case of Incentive Options, shall not be less than 100% of the Fair Market Value (as defined in paragraph 15 below) of a share of the Common Stock on the date on which the option is granted. The purchase price of Non-Qualified Options granted under the 1997 Plan shall not be less than the par value of the Common Stock on the date of grant of the options. Such price shall be subject to adjustment as provided in paragraph 12 below. The Board of Directors or the Committee, as the case may be, shall determine the date on which an option is granted; in the absence of such a determination, the date on which the Board of Directors or the Committee, as the case may be, adopts a resolution granting an option shall be considered the date on which such option is granted.

     6.   Term of Options

     The term of each option shall be not more then 10 years from the date of grant, as the Board of Directors or the Committee, as the case may be, shall determine, subject to earlier termination as provided in paragraphs 10 and 11 below.

     7.   Exercise of Options

     (a) Subject to the provisions of the 1997 Plan and unless otherwise provided in the option agreement, options granted under the 1997 Plan shall become exercisable as determined by the Board of Directors or Committee. In its discretion, the Board of Directors or the Committee, as the case may be, may, in any case or cases, prescribe that options granted under the 1997 Plan become exercisable in installments or provide that an option may be exercisable in full immediately upon the date of its grant. The Board of Directors or the Committee, as the case may be, may, in its sole discretion, also provide that an option granted pursuant to the 1997 Plan shall immediately become exercisable in full upon the happening of any of the following events: (i) the first purchase of shares of Common Stock pursuant to a tender offer or exchange offer (other than an offer by the Company) for all, or any part of, the Common Stock; (ii) the approval by the shareholder(s) of the Company of an agreement for a merger in which the Company will not survive as an independent, publicly owned corporation, a consolidation, or a sale, exchange or other disposition of all or substantially all of the Company's assets; (iii) with respect to an employee, on his 65th birthday; or (iv) with respect to an employee, on the employee's involuntary termination from employment, except as provided in Section 10 hereof. In the event of a question or controversy as to whether or not any of the events hereinabove described has taken place, a determination by the Board of Directors or the Committee, as the case may be, that such event has or has not occurred shall be conclusive and binding upon the Company and participants in the 1997 Plan.

     (b) Any option at any time granted under the 1997 Plan may contain a provision to the effect that the optionee (or any persons entitled to act under Paragraph 11 hereof) may, at any time at which Fair Market Value is in excess of the exercise price and prior to exercising the option, in whole or in part, request that the Company purchase all or any portion of the option as shall then be exercisable at a price equal to the difference between (i) an amount equal to the option price multiplied by the number of shares subject to that portion of the option in respect of which such request shall be made and (ii) an amount equal to such number of shares multiplied by the fair market value of the Company's Common Stock (within the meaning of Section 422 of the Code and the treasury regulations promulgated thereunder) on the date of purchase. The Company shall have no obligation to make any purchase pursuant to such request, but if it elects to do so, such portion of the option as to which the request is made shall be surrendered to the Company. The purchase price for the portion of the option to be so surrendered shall be paid by the Company, less any applicable withholding tax obligations imposed upon the Company by reason of the purchase, at the election of the Board of Directors or the Committee, as the case may be, either in cash or in shares of Common Stock (valued as of the date and in the manner provided in clause (ii) above), or in any combination of cash and Common Stock, which may consist, in whole or in part, of shares of authorized but unissued Common Stock or shares of Common Stock held in the Company's treasury. No fractional share of Common Stock shall be issued or transferred and any fractional share shall be disregarded. Shares covered by that portion of any option purchased by the Company pursuant hereto and surrendered to the Company shall not be available for the granting of further options under the 1997 Plan. All determinations to be made by the Company hereunder shall be made by the Board of Directors or the Committee, as the case may be.

     An option at any time granted under the 1997 Plan may also contain a provision to the effect that the payment of the exercise price may be made by delivery to the Company by the optionee of an executed exercise form together with irrevocable instructions to a broker-dealer to sell or margin a sufficient portion of the shares sold or margined and deliver the sale or margin loan proceeds directly to the Company to pay for the exercise price.

     (c) An option may be exercised, at any time or from time to time (subject, in the case of Incentive Options, to such restrictions as may be imposed by the Code), as to any or all full shares as to which the option has become exercisable until the expiration of the period set forth in Paragraph 6 hereof, by the delivery to the Company, at its principal place of business, of (i) written notice of exercise in the form specified by the Board of Directors or the Committee, as the case may be, specifying the number of shares of Common Stock with respect to which the option is being exercised and signed by the person exercising the option as provided herein,
(ii) payment of the purchase price; and (iii) in the case of Non-Qualified Options, payment in cash of all withholding tax obligations imposed on the Company by reason of the exercise of the option. Upon acceptance of such notice, receipt of payment in full, and receipt of payment of all withholding tax obligations, the Company shall cause to be issued a certificate representing the shares of Common Stock purchased. In the event the person exercising the option delivers the items specified in (i) and (ii) of this Subsection (c), but not the item specified in (iii) hereof, if applicable, the option shall still be considered exercised upon acceptance by the Company for the full number of shares of Common Stock specified in the notice of exercise but the actual number of shares issued shall be reduced by the smallest number of whole shares of Common Stock which, when multiplied by the Fair Market Value of the Common Stock as of the date the option is exercised, is sufficient to satisfy the required amount of withholding tax.

     (d) The purchase price of the shares as to which an option is exercised shall be paid in full at the time of exercise. Payment shall be made in cash, which may be paid by check or other instrument acceptable to the Company; in addition, subject to compliance with applicable laws and regulations and such conditions as the Board of Directors or the Committee, as the case may be, may impose, the Board of Directors or the Committee, as the case may be, in its sole discretion, may on a case-by-case basis elect to accept payment in shares of Common Stock of the Company which are already owned by the option holder, valued at the Fair Market Value thereof (as defined in paragraph 15 below) on the date of exercise; provided, however, that with respect to Incentive Options, no such discretion may be exercised unless the option agreement permits the payment of the purchase price in that manner.

     (e) Except as provided in paragraphs 10 and 11 below, no option granted to an employee may be exercised at any time by such employee unless such employee is then an employee of the Company or a Subsidiary.

     8.   Incentive Options

     (a) With respect to Incentive Options granted, the aggregate Fair Market Value (determined in accordance with the provisions of paragraph 15 at the time the Incentive Option is granted) of the Common Stock or any other stock of the Company or its current or future Subsidiaries with respect to which incentive stock options, as defined in Section 422 of the Code, are exercisable for the first time by any employee during any calendar year (under all incentive stock option plans of the Company and its parent and subsidiary corporation's, as those terms are defined in Section 424 of the Code) shall not exceed $100,000.

     (b) No Incentive Option may be awarded to any employee who immediately prior to the date of the granting of such Incentive Option owns more than 10% of the combined voting power of all classes of stock of the Company or any of its Subsidiaries unless the exercise price under the Incentive Option is at least 110% of the Fair Market Value and the option expires within 5 years from the date of grant.

     (c) In the event of amendments to the Code or applicable regulations relating to Incentive Options subsequent to the date hereof, the Company may amend the provisions of the 1997 Plan, and the Company and the employees holding options may agree to amend outstanding option agreements, to conform to such amendments.

     9.   Non-Transferability of Incentive Options

     Incentive Options granted under the 1997 Plan shall not be transferable otherwise than by will or the laws of descent and distribution, and options may be exercised during the lifetime of the optionee only by the optionee. No transfer of an Incentive Option by the optionee by will or by the laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and a copy of the will and such other evidence as the Company may deem necessary to establish the validity of the transfer and the acceptance by the transferor or transferees of the terms and conditions of such option.

     10.  Termination of Employment

     In the event that the employment of an employee to whom an option has been granted under the 1997 Plan shall be terminated (except as set forth in paragraph 11 below), such option may be, subject to the provisions of the 1997 Plan, exercised (to the extent that the employee was entitled to do so at the termination of his employment) at any time within three (3) months after such termination, but not later than the date on which the option terminates; provided, however, that any option which is held by an employee whose employment is terminated for cause or voluntarily without the consent of the Company shall, to the extent not theretofore exercised, automatically terminate as of the date of termination of employment. As used herein, "cause" shall mean conduct amounting to fraud, dishonesty, negligence, or engaging in competition or solicitations in competition with the Company and breaches of any applicable employment agreement between the Company and the optionee. Options granted to employees under the 1997 Plan shall not be affected by any change of duties or position so long as the holder continues to be a regular employee of the Company or any of its current or future Subsidiaries. Any option agreement or any rules and regulations relating to the 1997 Plan may contain such provisions as the Board of Directors or the Committee, as the case may be, shall approve with reference to the determination of the date employment terminates and the effect of leaves of absence. Nothing in the 1997 Plan or in any option granted pursuant to the 1997 Plan shall confer upon any employee any right to continue in the employ of the Company or any of its Subsidiaries or parent or affiliated companies or interfere in any way with the right of the Company or any such Subsidiary or parent or affiliated companies to terminate such employment at any time.

     11.  Death or Disability of Employee

     If an employee to whom an option has been granted under the 1997 Plan shall die while employed by the Company or a Subsidiary or within three (3) months after the termination of such employment (other than termination for cause or voluntary termination without the consent of the Company), such option may be exercised, to the extent exercisable by the employee on the date of death, by a legatee or legatees of the employee under the employee's last will, or by the employee's personal representative or distributees, at any time within one year after the date of the employee's death, but not later than the date on which the option terminates. In the event that the employment of an employee to whom an option has been granted under the 1997 Plan shall be terminated as the result of a disability, such option may be exercised, to the extent exercisable by the employee on the date of such termination, at any time within one year after the date of such termination, but not later than the date on which the option terminates.

     12.  Adjustments Upon Changes in Capitalization, Etc.

     Notwithstanding any other provision of the 1997 Plan, the Board of Directors or the Committee, as the case may be, may, at any time, make or provide for such adjustments to the 1997 Plan, to the number and class of shares issuable thereunder or to any outstanding options as it shall deem appropriate to prevent dilution or enlargement of rights, including adjustments in the event of changes in the outstanding Common Stock by reason of stock dividends, split-ups, recapitalizations, mergers, consolidations, combinations or exchanges of shares, separations, reorganizations, liquidations and the like. In the event of any offer to holders of Common Stock generally relating to the acquisition of their shares, the Board of Directors or the Committee, as the case may be, may make such adjustment as it deems equitable in respect of outstanding options and rights, including in its discretion revision of outstanding options and rights so that they may be exercisable for the consideration payable in the acquisition transaction. Any such determination by the Board of Directors or the Committee, as the case may be, shall be conclusive. Any fractional shares resulting from such adjustments shall be eliminated.

     13.  Effective Date

     The 1997 Plan shall become effective on May 13, 1997, the date of adoption by the Board of Directors of the Company, subject to approval by the stockholders of the Company on or before May 12, 1998.

     14.  Termination and Amendment

     The Board of Directors of the Company may suspend, terminate, modify or amend the 1997 Plan, provided that any amendment that would increase the aggregate number of shares which may be issued under the 1997 Plan, materially increase the benefits accruing to participants under the 1997 Plan, or materially modify the requirements as to eligibility for participation in the 1997 Plan, shall be subject to the approval of the Company's shareholder(s), except that any such increase or modification that may result from adjustments authorized by paragraph 12 does not require such approval. No suspension, termination, modification or amendment of the 1997 Plan may, without the consent of the employee to whom an option shall theretofore have been granted, effect the rights of such employee under such option.

     15.  Miscellaneous

     As said term is used in the 1997 Plan, the "Fair Market Value" of a share of Common Stock on any day means: (a) if the principal market for the Common Stock is a national securities exchange or the National Association of Securities Dealers Automated Quotations System ("NASDAQ), the closing sales price of the Common Stock on such day as reported by such exchange or market system, or on a consolidated tape reflecting transactions on such exchange or market system, or (b) if the principal market for the Common Stock is not a national securities exchange and the Common Stock is not quoted on NASDAQ, the mean between the highest bid and lowest asked prices for the Common Stock on such day as reported by the National Quotation Bureau, Inc.; provided that if clauses (a) and (b) of this paragraph are both inapplicable, or if no trades have been made or no quotes are available for such day, the Fair Market Value of the Common Stock shall be determined by the Board of Directors or the Committee, as the case may be, shall be conclusive as to the Fair Market Value of the Common Stock.

     The Board of Directors or the Committee, as the case may be, may require, as a condition to the exercise of any options granted under the 1997 Plan, that to the extent required at the time of exercise, (i) the shares of Common Stock reserved for purposes of the 1997 Plan shall be duly listed, upon official notice of issuance, upon stock exchange(s) on which the Common Stock is listed,
(ii) a Registration Statement under the Securities Act of 1933, as amended, with respect to such shares shall be effective, and/or (iii) the person exercising such option deliver to the Company such documents, agreements and investment and other representations as the Board of Directors or the Committee, as the case may be, shall determine to be in the best interests of the Company.

     During the term of the 1997 Plan, the Board of Directors or the Committee, as the case may be, in its discretion, may offer one or more option holders the opportunity to surrender any or all unexpired options for cancellation or replacement. If any options are so surrendered, the Board of Directors or the Committee, as the case may be, may then grant new Non-Qualified or Incentive Options to such holders for the same or different numbers of shares at higher or lower exercise prices than the surrendered options. Such new options may have a different term and shall be subject to the provisions of the 1997 Plan the same as any other option.

     Anything herein to the contrary notwithstanding, the Board of Directors or the Committee, as the case may be, may, in their sole discretion, impose more restrictive conditions on the exercise of an option granted pursuant to the 1997 Plan; however, any and all such conditions shall be specified in the option agreement limiting and defining such option.

     16.  Compliance with SEC Regulations.

     It is the Company's intent that the 1997 Plan comply in all respects with Rule 16b-3 of the Act and any regulations promulgated thereunder. If any provision of the 1997 Plan is later found not to be in compliance with said Rule, the provisions shall be deemed null and void.

                                                                    Appendix A

                                 CANDIE'S, INC.
                            2975 Westchester Avenue
                            Purchase, New York 10577

      PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD SEPTEMBER 4, 1997
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints NEIL COLE and LAWRENCE O'SHAUGHNESSY, and each of them, Proxies, with full power of substitution in each of them, in the name, place and stead of the undersigned, to vote at the Annual Meeting of Stockholders of Candie's, Inc. (the "Company") on Thursday, September 4, 1997, at the offices of the Company, 2975 Westchester Avenue, Purchase, New York 10577 or at any adjournment or adjournments thereof, according to the number of votes that the undersigned would be entitled to vote if personally present, upon the following matters:

1. ELECTION OF DIRECTORS:

|_| FOR all nominees listed below
    (except as marked to the contrary below).

|_| WITHHOLD AUTHORITY
    to vote for all nominees listed below.

        Neil Cole, Lawrence O'Shaughnessy, Barry Emanuel and Mark Tucker


(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name to the space below.)

2. Approval of 1997 Stock Option Plan.

            |_| FOR                 |_| AGAINST             |_| ABSTAIN

________________________________________________________________________________
                                    (continued and to be signed on reverse side)

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.


THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN ABOVE. IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR THOSE NOMINEES AND THE PROPOSALS LISTED ABOVE.

DATED:___________________, 1997


                                   Please sign exactly as name appears heron.
                                   When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


                                   _____________________________________________
                                                    Signature


                                   _____________________________________________
                                             Signature if held jointly


Please mark, sign, date and return this proxy card promptly using the enclosed envelope.